UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 7, 2005

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On February 7, 2005, Hornbeck Offshore Services, Inc. announced the commencement of its offer to exchange any and all of the $225,000,000 aggregate principal amount of its outstanding 6.125% Series A Senior Notes due 2014, which were sold in accordance with Rule 144A or Regulation S of the Securities Act of 1933 (“Act”), for an equal aggregate principal amount of its 6.125% Series B Senior Notes due 2014 (“New Notes”). The issuance of the New Notes has been registered under the Act.

A copy of the press releases with this announcement is attached as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibit.

99.1	Press Release, dated February 7, 2005

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 7, 2005

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: February 8, 2005	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Vice President and Chief Financial Officer

4